UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas

75254

(Address of principal executive offices)
(Zip Code)

(866) 655-3650

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 10, 2017, Behringer Harvard Opportunity REIT I, Inc. (the “Registrant” or “Company”), through The Ablon at Frisco Square, LLC (the “Ablon Frisco Square Joint Venture”), an indirect 90%-owned subsidiary, entered into a contract of sale (the “Agreement”) pursuant to which it would dispose of its 275-unit multifamily community located in Frisco, Texas (“The Ablon at Frisco Square”) to The Rose at Frisco Square, LLC (“The Rose at Frisco Square”), an unaffiliated third party, at a contractual sales price of $53.5 million.

On May 23, 2017, the Ablon Frisco Square Joint Venture completed the disposition of The Ablon at Frisco Square to The Rose at Frisco Square pursuant to the terms of the Agreement.  In connection with the closing, a portion of the proceeds from the disposition of the asset were used to pay off in full the existing indebtedness of approximately $26.3 million secured by the property.  The development of The Ablon at Frisco Square multifamily community was substantially completed in February 2016 at which time it commenced operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: May 26, 2017	By:	/s/ Lisa Ross
Lisa Ross
Chief Financial Officer
(Principal Financial and Accounting Officer)

Item 9.01 Financial Statements and Exhibits.

(b)    Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statement of net assets in liquidation at March 31, 2017 illustrates the estimated effects of the sale of The Ablon at Frisco Square referred to in Item 2.01 above (the “Transaction”) as if it had occurred on such date.

The unaudited pro forma condensed consolidated statement of changes in net assets in liquidation for the period February 1, 2017 through March 31, 2017, and the unaudited pro forma condensed consolidated statements of operations for the one month ended January 31, 2017 and for the year ended December 31, 2016 (collectively, the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Transaction as if it had occurred on the first day of each of the earliest period presented.

The unaudited pro forma condensed consolidated statement of net assets in liquidation, statement of changes in net assets in liquidation and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transaction reflected herein had occurred on the first date of the earliest period presented. Further, the unaudited pro forma condensed consolidated statement of net assets in liquidation, statement of changes in net assets in liquidation and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the quarterly period ended March 31, 2017 and on Form 10-K for the year ended December 31, 2016.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF

NET ASSETS IN LIQUIDATION

March 31, 2017

(Liquidation Basis)

(in thousands)

		The Ablon at
		Frisco Square
	Historical	Disposition		Pro Forma
	March 31,	Pro Forma		March 31,
	2017	Adjustments		2017
Assets
Real estate assets	$242,879	$(52,301	)(a)	$190,578
Equity investments	6,416	-		6,416
Cash and cash equivalents	24,370	52,374	(a)	50,444
		(26,300	)(b)
Restricted cash	8,567			8,567
Accounts receivable	2,167	(45	)(b)	2,122
Other assets	1,342	(12	)(b)	1,330
Total Assets	285,741	(26,284)		259,457
Liabilities
Notes payable	141,498	(26,300	)(b)	115,198
Liability for noncontrolling interests	4,793	131	(c)	4,924
Liability for estimated costs in excess of estimated receipts during liquidation	5,081	(255	)(d)	4,826
Accounts payable	1,162	-		1,162
Due to related parties	579	-		579
Accrued and other liabilities	22,659	(426	)(b)	22,233
Total Liabilities	175,772	(26,850)		148,922
Commitments and contingencies
Net assets in liquidation	$109,969	$566		$110,535

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF

CHANGES IN NET ASSETS IN LIQUIDATION

(Liquidation Basis)

(in thousands)

		The Ablon at
		Frisco Square
	Historical	Disposition		Pro Forma
	March 31,	Pro Forma		March 31,
	2017	Adjustments		2017

Net assets in liquidation, beginning of period	$109,969	$566	(a)	$110,535
Changes in net assets in liquidation	-	-		-
Net assets in liquidation, end of period	$109,969	$566		$110,535

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE ONE MONTH ENDED JANUARY 31, 2017

(Going Concern Basis)

(in thousands, except per share amounts)

	Historical	The Ablon at		Pro Forma
	One Month	Frisco Square		One Month
	Ended January 31,	Disposition Pro Forma		Ended January 31,
	2017	Adjustments (a)		2017
Revenues
Rental revenue	$1,277	$(390)		$887
Hotel revenue	2,284	-		2,284
Total revenues	3,561	(390)		3,171
Expenses
Property operating expenses	475	(96)		379
Hotel operating expenses	2,163	-		2,163
Bad debt recovery	(5)	4		(1)
Interest expense	717	(82	)(c)	635
Real estate taxes	401	(71)		330
Property management fees	96	(10)		86
Asset management fees	159	(16	)(b)	143
General and administrative	322	-		322
Depreciation and amortization	869	(142)		727
Total expenses	5,197	(413)		4,784
Loss before income tax expense and equity in earnings of
unconsolidated joint venture	(1,636)	23		(1,613)
Income tax expense	(6)	-		(6)
Equity in earnings of unconsolidated joint venture	25	-		25
Net (loss)/income	(1,617)	23		(1,594)
Net loss/(income) attributable to noncontrolling interest	35	(1)		34
Net (loss)/income attributable to common shareholders	$(1,582)	$22		$(1,560)

Weighted average shares outstanding
Basic and diluted	56,500			56,500
Basic and diluted loss per share	$(0.03)			$(0.03)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(Going Concern Basis)

(in thousands, except per share amounts)

		The Ablon at
		Frisco Square
	Historical	Disposition		Pro Forma
	December 31,	Pro Forma		December 31,
	2016	Adjustments (a)		2016
Revenues
Rental revenue	$15,425	$(2,622)		$12,803
Hotel revenue	36,668	-		36,668
Condominium sale	2,271	-		2,271
Total revenues	54,364	(2,622)		51,742
Expenses				-
Property operating expenses	6,637	(1,135)		5,502
Hotel operating expenses	28,961	-		28,961
Bad debt expense	75	-		75
Cost of condominium sale	2,271	-		2,271
Interest expense	9,316	(665	)(c)	8,651
Real estate taxes	4,087	(735)		3,352
Impairment charge	9,247	-		9,247
Property management fees	1,614	(125)		1,489
Asset management fees	2,109	(267	)(b)	1,842
General and administrative	5,553	-		5,553
Depreciation and amortization	10,883	(1,419)		9,464
Total expenses	80,753	(4,346)		76,407
Interest income	5	-		5
Other expense, net	(101)	-		(101)
Gain on debt extinguishment	1,624	-		1,624
(Loss)/income before gain on sale of real estate, income tax expense and
equity in earnings of unconsolidated joint venture	(24,861)	1,724		(23,137)
Gain on sale of real estate	3,027	-		3,027
Income tax expense	(111)	-		(111)
Equity in earnings of unconsolidated joint venture	1,615	-		1,615
Net (loss)/income	(20,330)	1,724		(18,606)
Net loss/(income) attributable to noncontrolling interest	566	(154)		412
Net (loss)/income attributable to common shareholders	$(19,764)	$1,570		$(18,194)

Weighted average shares outstanding
Basic and diluted	56,500			56,500
Basic and diluted loss per share	$(0.35)			$(0.32)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of net assets in liquidation of the Company is presented as if the disposition of The Ablon at Frisco Square described in Note 2. “Pro Forma Transactions” had occurred as of March 31, 2017. The accompanying unaudited pro forma condensed consolidated statement of changes in net assets in liquidation presented for the period from February 1, 2017 through March 31, 2017 and the statements of operations of the Company presented for the one month ended January 31, 2017 and for the year ended December 31, 2016 (collectively the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transactions”, as if they had occurred as of the first day of the earliest period presented. The amounts included in the historical columns represent the Company’s historical statement of net assets in liquidation, statement of changes in net assets in liquidation and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

On April 10, 2017, the Company, through the Ablon Frisco Square Joint Venture, an indirect 90%-owned subsidiary, entered into the Agreement pursuant to which it would dispose of The Ablon at Frisco Square to an unaffiliated third party at a contractual sales price of $53.5 million.

On May 23, 2017, the Ablon Frisco Square Joint Venture completed the disposition of The Ablon at Frisco Square to the unaffiliated third party pursuant to the terms of the Agreement.  In connection with the closing, a portion of the proceeds from the disposition of the asset were used to pay off in full the existing indebtedness of approximately $26.3 million secured by the property.  The development of The Ablon at Frisco Square multifamily community was substantially completed in February 2016 at which time it commenced operations.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation (Liquidation Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of net assets in liquidation represent adjustments needed to the Company’s historical statement of net assets in liquidation as if the completed disposition of The Ablon at Frisco Square occurred as of March 31, 2017.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation (Liquidation Basis) (continued)

(a)	These adjustments reflect the net adjustment to real estate assets and net proceeds received from the completed disposition of The Ablon at Frisco Square and the elimination of the related account balances as if the disposition was consummated as of March 31, 2017. The estimated liquidation value of The Ablon at Frisco Square was approximately $52.3 million as of February 1, 2017 and March 31, 2017.

The Ablon at Frisco Square Disposition
Contractual sales price	$53,500
Closing and transaction costs	(1,199)

Net adjustment to real estate assets	$52,301

Contractual sales price	$53,500
Closing and transaction costs paid at closing	(499)
Net operating costs paid at closing	(627)

Net cash proceeds	$52,374

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed disposition of The Ablon at Frisco Square to pay down existing indebtedness, including accrued interest, accounts receivable and other assets.

(c)	These adjustments reflect the increase in the liability for noncontrolling interests for the joint venture partner’s share of net proceeds.

(d)	These adjustments reflect the reduction of estimated costs in excess of estimated receipts during liquidation.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets in Liquidation (Liquidation Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of changes in net assets in liquidation represent adjustments needed to the Company’s historical statement of changes in net assets in liquidation as if the completed disposition of The Ablon at Frisco Square had occurred on the first day of the Pro Forma Period presented.

(a)	Net assets in liquidation increased primarily as a result of a change in estimate of the closing and transaction costs related to the sale of the property, offset partially by an increase in the liability for noncontrolling interests for the joint venture partner’s share of net sales proceeds and a reduction in estimated receipts in excess of estimated costs during liquidation.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations (Going Concern Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed disposition of The Ablon at Frisco Square as if they had occurred on the first day of the first Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed disposition of The Ablon at Frisco Square from the historical amounts for the one month ended January 31, 2017 and for the year ended December 31, 2016, to give effect to the completed disposition of The Ablon at Frisco Square as if the disposition had occurred on the first day of the first Pro Forma Period presented. The Ablon at Frisco Square was classified in continuing operations because the proposed disposition of the property would neither cause a strategic shift in the Company, nor was it considered to have a major impact on the Company’s business. Therefore, the property did not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses attributable to The Ablon at Frisco Square for the one month ended January 31, 2017 and for the year ended December 31, 2016. These fees were historically paid by the Ablon Frisco Square Joint Venture to its managing member and would not have been incurred subsequent to the disposition of this asset.

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed disposition of The Ablon at Frisco Square to retire indebtedness that was collateralized by The Ablon at Frisco Square as if the disposition occurred on the first day of the first Pro Forma Period presented.